Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

THIS SIXTH AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of October 13, 2021, is entered into among each of the entities listed on the signature pages hereto as an Originator (each an “Originator”, and collectively, the “Originators”), and SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC) (“Syneos Health”), as servicer (in such capacity, the “Servicer”) and SYNEOS HEALTH RECEIVABLES LLC (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A.The parties hereto have entered into a Purchase and Sale Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B.Concurrently herewith, the Buyer, as borrower, the Servicer and PNC Bank, National Association, as administrative agent and as a lender (the “Administrative Agent”) are entering into that certain Eleventh Amendment to Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

C.The parties hereto desire to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.Amendments to the Purchase and Sale Agreement.  The Purchase and Sale Agreement is hereby amended to incorporate the changes shown on the marked pages of the Purchase and Sale Agreement attached hereto as Exhibit A.

SECTION 2.Representations and Warranties of the Originators.  Each Originator hereby represents and warrants as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Purchase and Sale Agreement (as amended hereby)

744071101 18569090

and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)No Event of Default. No Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3.Effect of Amendment; Ratification.  All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “the Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein. The Purchase and Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.Effectiveness.  This Amendment shall become effective concurrently with the effectiveness of the RFA Amendment.

SECTION 5.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any

744071101 18569090	2

applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8.GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BUYER, THE ORIGINATORS AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BUYER, THE SERVICER, ANY ORIGINATOR OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BUYER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BUYER, EACH ORIGINATOR AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[Signature pages follow]

744071101 18569090	3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as an Originator

By:	/s/ Jason Meggs
Name: Jason Meggs
Title: Chief Financial Officer

SYNEOS HEALTH COMMERCIAL SERVICES, LLC,
as an Originator

By:	/s/ Jason Meggs
Name: Jason Meggs
Title: Manager

ADDISON WHITNEY LLC,
as an Originator

By:
Name: Lisa Silverman
Title: Treasurer

BIOSECTOR 2 LLC,
as an Originator

By:
Name: Lisa Silverman
Title: Treasurer

744071101 18569090	S-1	Sixth Amendment to the Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as an Originator

By:
Name: Jason Meggs
Title: Chief Financial Officer

SYNEOS HEALTH COMMERCIAL SERVICES, LLC,
as an Originator

By:
Name: Jason Meggs
Title: Manager

ADDISON WHITNEY LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

BIOSECTOR 2 LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

744071101 18569090	S-1	Sixth Amendment to the Purchase and Sale Agreement

CADENT MEDICAL COMMUNICATIONS, LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

CHAMBERLAIN COMMUNICATIONS GROUP LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

CHANDLER CHICCO AGENCY, L.L.C.,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

GERBIG SNELL/WEISHEIMER ADVERTISING, LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

744071101 18569090	S-2	Sixth Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH MEDICAL COMMUNICATIONS, LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

NAVICOR GROUP, LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

PALIO + IGNITE, LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

THE SELVA GROUP, LLC
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

744071101 18569090	S-3	Sixth Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH COMMUNICATIONS, INC.,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

TAYLOR STRATEGY PARTNERS, LLC,
as an Originator

By:	/s/ Lisa R. Silverman
Name: Lisa Silverman
Title: Treasurer

744071101 18569090	S-4	Sixth Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH RECEIVABLES LLC,
as the Buyer

By:	/s/ Jennifer Fillman
Name: Jennifer Fillman
Title: President

744071101 18569090	S-5	Sixth Amendment to the Purchase and Sale Agreement

EXHIBIT A

AMENDMENTS TO THE PURCHASE AND SALE AGREEMENT

(Attached)

744071101 18569090	Exhibit A-1	Sixth Amendment to the Purchase and Sale Agreement

EXECUTION VERSION

EXHIBIT A to the SIXTH AMENDMENT, dated as of October 13, 2021

CONFORMED COPY INCLUDES:

FIRST AMENDMENT, dated as of January 2, 2019

SECOND AMENDMENT, dated as of July 25, 2019

THIRD AMENDMENT, dated as of January 31, 2020

FOURTH AMENDMENT, dated as of September 25, 2020

FIFTH AMENDMENT, dated as of January 28, 2021

PURCHASE AND SALE AGREEMENT

Dated as of June 29, 2018

among

VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO,

as Originators,

SYNEOS HEALTH, LLC,

as Servicer,

and

SYNEOS HEALTH RECEIVABLES LLC,

as Buyer

744256791 18569090

744256791 18569090

744256791 18569090

CONTENTS
Clause Page	Subject Matter

SECTION 8.2	Remedies	~~27~~28
ARTICLE IX INDEMNIFICATION ~~27~~
SECTION 9.1	Indemnities by the Originators	~~27~~28
ARTICLE X MISCELLANEOUS ~~30~~
SECTION 10.1	Amendments, etc	~~30~~31
SECTION 10.2	Notices, etc	31
SECTION 10.3	No Waiver; Cumulative Remedies	~~31~~32
SECTION 10.4	Binding Effect; Assignability	~~31~~32
SECTION 10.5	Governing Law	~~31~~32
SECTION 10.6	Costs, Expenses and Taxes	32
SECTION 10.7	SUBMISSION TO JURISDICTION	~~32~~33
SECTION 10.8	WAIVER OF JURY TRIAL	33
SECTION 10.9	Captions and Cross References; Incorporation by Reference	~~33~~34
SECTION 10.10	Execution in Counterparts	~~33~~34
SECTION 10.11	Acknowledgment and Agreement	~~33~~34
SECTION 10.12	No Proceeding	~~33~~34
SECTION 10.13	Mutual Negotiations	34
SECTION 10.14	Joint and Several Liability	~~34~~35
SECTION 10.15	Severability	~~34~~35

SCHEDULES
Schedule I	List and Location of Each Originator
Schedule II	Location of Books and Records of Originators
Schedule III	Trade Names
Schedule IV	Notice Addresses
Schedule V	Actions/Suits

EXHIBITS
Exhibit A	Form of Purchase Report
Exhibit B	Form of Intercompany Loan Agreement
Exhibit C	Form of Joinder Agreement

- iii -

744256791 18569090

SECTION 5.14 Investment Company Act. Such Originator is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act.

SECTION 5.15 ~~Anti-Money Laundering/International Trade Law Compliance. Such Originator is not~~Sanctions Laws and Anti-Terrorism Laws. No: (a) Originator, nor any employees, officers, directors or, to such Originator’s knowledge, affiliates, consultants, brokers, or agents acting on such Originator’s behalf in connection with this Agreement: (i) is a Sanctioned Person~~. Such~~; (ii) to such Originator~~, either in its own right or~~’s knowledge, directly, or indirectly through any third party, ~~(i) does not have any of its assets in a Sanctioned Country or~~ in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) neither does business in or with, nor derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any ~~Anti-Terrorism Law; or (iii) does not engage in any dealings or transactions~~is engaged in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, or any transactions or other dealings that otherwise are prohibited by any Anti-Terrorism ~~Law~~Laws or Sanctions Laws; (b) Collateral is Embargoed Property.

SECTION 5.16 Financial Condition.

(a)The audited consolidated balance sheets of Parent and its consolidated Subsidiaries as of December 31, 2017 and the related statements of income and shareholders’ equity of Parent and its consolidated Subsidiaries for the fiscal year then ended, copies of which have been furnished to the Administrative Agent and the Lenders, present fairly in all material respects the consolidated financial position of Parent and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP.

(b)On the date hereof, and on the date of each purchase hereunder (both before and after giving effect to such purchase), such Originator is, and will be on such date, Solvent and no Insolvency Proceeding with respect to such Originator is, or will be on such date, pending or threatened.

SECTION 5.17 Taxes. Such Originator has (i) timely filed all tax returns (federal, state, foreign and local) required to be filed by it and (ii) paid, or caused to be paid, all taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP, except in each case to the extent that the failure to file or pay could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.18 ERISA.

(a)Each of the Parent and its ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Pension Plans and Multiemployer Plans and the regulations and published interpretations thereunder and any similar applicable non-U.S. law, except for such noncompliance that would not reasonably be expected to have a Material Adverse Effect. No Reportable Event has occurred during the past five years

13

744256791 18569090

SECTION 5.32 Reaffirmation of Representations and Warranties by each Originator. On each day that a new Receivable is created, and when sold or contributed to the Buyer hereunder, such Originator shall be deemed to have certified that all representations and warranties set forth in this Article V are true and correct in all material respects on and as of such day as though made on and as of such day, except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such date). Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Article shall be continuing and remain in full force and effect until the Final Payout Date.

SECTION 5.33 Anti-Corruption Laws. Each Originator has (a) conducted its business in compliance with all Anti-Corruption Laws and (b) has, and shall ensure that each of its Subsidiaries has, instituted and maintains policies and procedures reasonably designed to promote compliance with Anti-Corruption Laws and Sanctions Laws.

ARTICLE VI

COVENANTS OF THE ORIGINATORS

SECTION 6.1 Covenants. At all times from the Closing Date until the Final Payout Date, each Originator will, unless the Administrative Agent and the Buyer shall otherwise consent in writing, perform the following covenants:

(a)Financial Reporting.Each Originator will maintain a system of accounting established and administered in accordance with GAAP, and each Originator shall furnish to the Buyer, the Administrative Agent and each Lender such information as the Buyer, the Administrative Agent or any Lender may from time to time reasonably request relating to such system.

(b)Notices. Such Originator will notify the Buyer, Administrative Agent and each Lender in writing of any of the following events promptly upon (but in no event later than five (5) Business Days after) a Financial Officer learning of the occurrence thereof (unless a different notice period is set forth for the event in the relevant subsections below), with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto:

(i)Notice of Purchase and Sale Termination Events, Unmatured Purchase and Sale Termination Events, Events of Default or Unmatured Events of Default. A statement of a Financial Officer of such Originator setting forth details of any Purchase and Sale Termination Event (as defined in Section 8.1), Unmatured Purchase and Sale Termination Event (as defined in Section 8.1), Event of Default or Unmatured Event of Default that has occurred and is continuing and the action which such Originator proposes to take with respect thereto.

(ii)Representations and Warranties. The failure of any representation or warranty made or deemed to be made by such Originator under this Agreement

17

744256791 18569090

hereunder, under the Receivables Financing Agreement or under any other Transaction Document. Without limiting the foregoing, such Originator hereby authorizes, and will, upon the request of the Buyer or the Administrative Agent, at such Originator’s own expense, execute (if necessary) and file such financing statements or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary, or that the Buyer or Administrative Agent may reasonably request, to perfect, protect or evidence any of the foregoing.

(n)Mergers, Acquisitions, Sales, etc. Such Originator shall not (i) be a party to any merger, consolidation or other restructuring, except a merger, consolidation or other restructuring where the Buyer, the Administrative Agent and each Lender have each (A) received 30 days’ prior notice thereof, (B) consented in writing thereto (such consent not to be unreasonably withheld, conditioned or delayed), (C) received executed copies of all documents, certificates and opinions (including, without limitation, opinions relating to bankruptcy and UCC matters) as the Buyer or the Administrative Agent shall reasonably request and (D) been satisfied that all other action to perfect and protect the interests of the Buyer and the Administrative Agent, on behalf of the Lenders, in and to the Receivables to be sold by it hereunder and other Related Rights, as reasonably requested by the Buyer or the Administrative Agent shall have been taken by, and at the expense of, such Originator (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials and all such other actions required pursuant to Section 7.3) or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

(o)Frequency of Billing. Prepare and deliver (or cause to be prepared and delivered) invoices with respect to all Receivables in accordance with the Credit and Collection Policies, but in any event no less frequently than as required under the Contract related to such Receivable.

(p)Receivables Not to Be Evidenced by Promissory Notes or Chattel Paper. Such Originator shall not take any action to cause or permit any Receivable created, acquired or originated by it to become evidenced by any “instrument” or “chattel paper” (as defined in the applicable UCC) without the prior written consent of the Buyer and the Administrative Agent.

(q)Sanctions Laws and Anti-Terrorism Laws; Anti-Corruption Laws.

(i)Each Originator covenants and agrees that (A) it shall promptly notify the Administrative Agent and each of the Lenders in writing upon the occurrence of a Reportable Compliance Event; and (B) if, at any time, any Collateral becomes Embargoed Property, then, in addition to all other rights and remedies available to the Administrative Agent and each of the Lenders, upon request by the Administrative Agent or any of the Lenders, such Originator shall provide substitute Collateral acceptable to the Lenders that is not Embargoed Property.

(ii)Each Originator will conduct its business in compliance with all Anti-Corruption Laws and maintain policies and procedures reasonably designed to promote compliance with Anti-Corruption Laws.

22

744256791 18569090

(iii)~~(q) Anti-Money Laundering/International Trade Law Compliance.  Such~~Each Originator hereby covenants and agrees it will not: (a) become a Sanctioned Person~~. Such Originator, either in its own right~~; (b) directly, or indirectly through ~~any~~ third party, will not (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any ~~Anti-Terrorism Law or (d) use the proceeds from the sale~~a third party, engage in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including any use of the proceeds of the ~~Receivables~~facilities to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned ~~Country or Sanctioned Person in violation of any Anti-Terrorism Law. Such Originator shall comply with all Anti-Terrorism Laws.Such Originator shall promptly notify the Administrative Agent and each Lender in writing upon the occurrence of a Reportable Compliance Event.~~Person or Sanctioned Jurisdiction; (c) repay the facilities with Embargoed Property or funds derived from any unlawful activity; or (d) cause any Lender or Administrative Agent to violate any Sanctions Law or Anti-Terrorism Law.

(iv)Each Originator hereby covenants and agrees that it will not, and will not permit any of its Subsidiaries to directly or indirectly, use the Loans or any proceeds thereof for any purpose which would breach any Anti-Corruption Laws.

(r)Legend. Each Originator (or the Servicer on its behalf) shall have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof): “THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JUNE 29, 2018, AS AMENDED, BETWEEN EACH OF THE ENTITIES LISTED ON SCHEDULE I THERETO, AS ORIGINATORS, SYNEOS HEALTH, LLC, AS SERVICER AND SYNEOS HEALTH RECEIVABLES LLC, AS BUYER; AND THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN PLEDGED TO PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT, PURSUANT TO A RECEIVABLES FINANCING AGREEMENT, DATED AS OF JUNE 29, 2018, AS AMENDED, AMONG SYNEOS HEALTH RECEIVABLES LLC, AS BORROWER, SYNEOS HEALTH, LLC, AS SERVICER, THE VARIOUS LENDERS FROM TIME TO TIME PARTY THERETO AND PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT”.

(s)Buyer’s Tax Status. Neither Syneos Health nor any Originator shall take or cause any action to be taken that could result in the Buyer (i) being treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes or (ii) becoming an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

23

744256791 18569090